                             Note to Exhibit 10.1

       The Participation Agreement is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The five additional Participation Agreements are substantially identical in all material respects to the filed Participation Agreement except as follows:


      Aircraft (Tail No.)                 Closing Date                     Owner Participant
-----------------------------------------------------------------------------------------------------

N362ML*                                 October 19, 2000           Silvermine River Finance One, Inc.
-----------------------------------------------------------------------------------------------------

N363ML                                  November 29,2000           Aircraft Services Corporation
-----------------------------------------------------------------------------------------------------

N364ML                                  January 30, 2001           Aircraft Services Corporation
-----------------------------------------------------------------------------------------------------

N365ML                                  March 19, 2001             Aircraft Services Corporation
------------------------------------------------------------------------------------------------------

N366ML                                  April 19, 2001             Castle Harbour-I Limited
                                                                   Liability Company
-----------------------------------------------------------------------------------------------------

N367ML                                  June 11, 2001              Aircraft Services Corporation
-----------------------------------------------------------------------------------------------------

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* Filed document